Preliminary 2008 First Quarter Earnings April 29th, 2008 9:00 AM EDT Contact GMAC Investor Relations at (866) 710-4623 or investor.relations@gmacfs.com

Forward-Looking Statements In the presentation that follows and related comments by GMAC LLC ("GMAC") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC's and ResCap's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for GMAC and Residential Capital, LLC ("ResCap"), each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors Corporation ("GM"); our ability to maintain an appropriate level of debt; the profitability and financial condition of GM; restrictions on ResCap's ability to pay dividends to us; recent developments in the residential mortgage market, especially in the nonprime sector; changes in the residual value of off-lease vehicles; the impact on ResCap of the continuing decline in the U.S. housing market; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; disruptions in the market in which we fund GMAC's and ResCap's operations, with resulting negative impact on our liquidity; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap, GMAC or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. A reconciliation of certain non-GAAP financial measures included within this presentation is provided in the supplemental charts. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products.

Table of Contents GMAC Page 4 Global Auto Finance Page 6 Insurance Page 11 ResCap Page 14 Liquidity and Funding Page 21 Summary Page 23 Supplemental Page 24

GMAC: First Quarter 2008 Performance Highlights Q1 2008 consolidated loss of $589 million, versus loss of $305 million in Q1 2007 Improved results in the U.S. mortgage unit were offset by valuation adjustments in ResCap's international and business lending units Auto Finance results were weaker largely as a result of marks and impairments on investment securities and higher non-interest expenses Insurance results were down slightly, reflecting investments for future growth GMAC ended Q1 2008 with $18.6 billion of cash and certain marketable securities

GMAC: Net Income and Significant Items 5 GMAC Consolidated Notable Items (Pre-tax) Net Income by Segment

Global Auto Finance: Key Metrics Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Net Income 154 285 593 398 395 554 137 258 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Used 1.5 1.4 1.4 2.1 2.1 2.3 1.9 2.1 New 12.9 18.8 10.8 12.3 14 14.5 13.4 12.9 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Serviced 120 123 120 120 121 123 124 122 On-Balance Sheet 94 99 83 84 85 83 83 86 ($ bil) All tables include North American and International Operations. Origination and asset base figures include auto loans and leases. Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Net Income -26 -29 87 55 86 131 56 46

Global Auto Finance: Condensed Income Statement

Global Auto Finance: Auto Delinquency Trends Loans > 30 Days Past Due Q1 2008 2.45% 1.36% 1.84% 3.75% 2.42% Q1 2007 2.51% 1.53% 2.38% 3.87% 2.52% Year over Year Change - 6bps - 17bps - 54bps - 12bps - 10bps Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Managed 0.024825941 0.026617552 0.026132226 0.025186718 0.024565484 0.026298541 0.026815981 0.0242 North Asia Latin America Europe Pacific America Global

Global Auto Finance: Consumer Auto Loss Trends Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Managed 0.0097 0.0112 0.0122 0.0113 0.009 0.0102 0.0105 0.0134 Net Retail Losses (% Avg Assets) Q1 2008 1.57% 0.41% 0.69% 1.47% 1.34% Q1 2007 1.29% 0.55% 0.28% 1.10% 1.13% Year over Year Change + 28bps - 14bps + 41bps + 37bps + 21bps North Asia Latin America Europe Pacific America Global

Global Auto Finance: Restructuring Efforts In February 2008, GMAC announced a plan to restructure its North American Auto Finance operations (NAO) NAO will consolidate 20 offices into 5 regional centers throughout the U.S. and Canada GMAC will incur restructuring charges of approximately $65-85 million, with the majority of the charges occurring in the second half of 2008 The plan includes a workforce reduction of 930 associates, approximately 15% of the existing personnel in NAO Rationale for restructuring Reduce costs, streamline operations and position the business for scaleable growth Restructuring will yield annual run rate cost savings of around $175 million GMAC will continue to offer a full range of retail automotive and dealer finance products and services

Insurance: Key Metrics Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Net Income 80 183 735 143 131 117 68 132 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Core 85 126 170 143 134 114 70 131 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Combined 0.962 0.894 0.925 0.91 0.902 0.953 0.969 0.938 ($ mil) *Core Earnings = underwriting income + investment income, net of tax. See supplemental charts for a reconciliation of core earnings to GAAP income. **Combined Ratio = sum of all incurred losses and expenses (excluding interest and income tax expense) divided by the total premiums and service revenues earned and other income. Excluding Provident acquisition, the combined ratio would be 93.8%, 95.4% and 92.6% for Q3 2007, Q4 2007 and Q1 2008 respectively. Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Premiums Written($ MM) 1030 1037 936 1070 964 1063 942 1133

Insurance: Condensed Income Statement

Insurance: Ownership Restructuring On April 8, 2008, GMAC announced that it is implementing a plan related to its Insurance business, in the interest of maintaining the current financial strength rating (A-) by A. M. Best Plan includes a dividend by GMAC of 100% of the voting interest in its Insurance business to our shareholders, FIM Holdings LLC and GM. The dividend would follow the current GMAC ownership stake of FIM Holdings (51%) and GM (49%) GMAC will continue to hold 100% of the economic interests in its Insurance business Plan is subject to internal and regulatory approvals, and even if implemented there can be no assurances that current ratings would be maintained This restructuring will not impact the day-to-day operations 100% of the Insurance unit's results will continue to be consolidated in GMAC's financial statements GMAC is focused on preserving the value of its Insurance business and pursuing growth initiatives worldwide

ResCap: Key Messages Weak global mortgage markets and diminished liquidity caused non-conforming loan and trading security losses in addition to increased funding costs Eliminated originations in markets with no secondary liquidity Tightened underwriting and credit standards Credit performance remains weak due to falling home prices and rising delinquencies Despite weakness, lowered overall provision exposure through reducing risk and the balance sheet Prime conforming production and servicing portfolio performance was strong Conforming and government production was up 71% from Q1 2007 Interest rate moves generated positive hedge results Operation is achieving its expense targets

ResCap: Key Metrics Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Net income 201 548 83 -128 -910 -254 -2261 -921 -859 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Total HFI, net of Allowance 72.7 71.4 73.1 67.9 63.6 61 59 41.3 34.001 All Other 49.26537 53.160608 59.508191 67.658868 62.412404 60.876464 55.455621 46.860342 47.371 TA 121.96537 124.560608 132.608191 135.558868 126.012404 121.876464 114.455621 88.160342 81.372 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Prime Conforming 189.307419 194.907448 200.632475 203.9264827 207.0379288 211.4626959 263.4375031 267.5111779 276.2 Prime Non-conforming 134.489056 145.858766 159.785278 170.5410375 175.4969053 184.7850459 142.2049002 133.2148282 136.1 Nonprime 69.319146 69.06174 73.528717 74.13348295 70.32762594 64.2637315 59.99735154 52.58351891 47.6 TOTAL 393.115621 409.827954 433.94647 448.6010032 452.86246 460.5114733 465.6397548 453.309525 459.9 2 1) Total assets include the auto assets of GMAC Bank as represented in ResCap's 10-K financial statements. 2) Government and Prime Second Liens are included in Prime Non-conforming. Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Prime Conforming 8.6 12 12 10.8 9.6 12.7 12.1 13 15.44 Prime Non-conforming 22.5 27.6 28.1 28.6 22.4 18.9 14.1 6.3 5.11 Nonprime 10.5 7.4 11.4 9.8 5.5 3.2 3.1 1.5 0.34 Total 41.6 47 51.5 49.2 37.5 34.8 29.3 20.8 20.9 2 Of the total, $9.7 billion was securitized on- balance sheet at 3/31/08, with net economic exposure limited to $256 million

ResCap: Condensed Income Statement *Income statement presentation (condensed) as it appears on a GMAC reported basis; results on a ResCap reported basis can be found on page 26 of this presentation. Included in Other income is a negative $2.2 billion valuation adjustment on certain assets offset by a favorable $2.15 billion on related debt instruments, for both of which we elected fair value treatment under SFAS No. 159.

Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Nonprime 1.2 0.3 0.2 0.2 0.2 Prime 5.3 3.6 1.6 1.5 1.6 ResCap: Nonprime and Prime Exposure Prime and Other2 1) The nonprime category includes high FICO/high LTV loans, high FICO alternative attribute loans, purchased distressed assets, and subprime assets (Weighted Average FICO 618) for the domestic business and international loans with at least some adverse credit history. 2) Prime and Other includes Prime Conforming, Prime Non-conforming, Prime Second-Lien, and Government. Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Nonprime 70.3 64.3 60 52.6 47.6 Prime 382.6 396.2 405.6 400.7 412.3 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Nonprime 5 4 2.9 2 2.6 Prime 17 15.3 12 10 9.2 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Nonprime 47.9 44.6 37.1 16.9 9.7 Prime 17.4 18 23.7 25.3 24.8 Nonprime1 $9.7 billion of securitized assets (largely non-prime) at 3/31/08, with net economic exposure limited to $256 million

ResCap: Global Portfolio Credit Quality Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 % MLFI net charge-offs to total 0.0016 0.002 0.0025 0.0033 0.0033 0.004 0.0073 0.0076 0.0041 0.0046 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 % Lending Receivables nonaccruals to total 0.004 0.002 0.002 0.093 0.109 0.029 0.05 0.071 0.072 Q1 Q2 Q3 Q4 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 % Lending Receivables net charge-offs to total 0 0.0002 0 0.0003 0 0.0003 0 0.0002 0.0037 0.0265 0.0047 0.0022 0.0107 Q1 '06 Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 % MLFI nonaccruals to total 0.084 0.083 0.092 0.105 0.119 0.14 0.141 0.127 0.162 0.122 Excluding loans impacted by FAS 159 Excluding loans impacted by FAS 159

ResCap: Capital and Liquidity

Global ResCap cash and cash equivalents of $4.2 billion (3/31/08)

- ResCap cash declined $0.2 billion compared to Q4 2007:
  - Decline in collateral values financed on secured lines
  - Delays in executing asset sales given market disruptions

Total equity of $5.8 billion allowed ResCap to remain compliant with the tangible net worth covenant at quarter end

($ billions)	Q1 2008	Q4 2007	Q3 2007	Q2 2007	Q1 2007
Cash and cash equivalents[1]	$4.2	$4.4	$6.5	$3.7	$2.6
Common equity	$5.8	$6.0	$6.2	$7.5	$7.2

1) These figures include the Auto Division of GMAC Bank

In April, ResCap structured a $750 million facility with GMAC to provide financing of certain Mortgage Servicing Rights

GMAC Bank provides access to FHLB Advances and Deposits

GMAC Financial Services
Q1 2008 GMAC Preliminary Earnings Release
19

GMAC: Overview of GMAC Bank Expanded use of GMAC Bank Prime conforming and government production have increased significantly GMAC Bank maintains access to FHLB and retail deposits Total FHLB borrowing capacity of $12.9 billion ($2.2 billion of which is unused) Total deposits increased by $2.5 billion over Q4 07 and are up 63% over Q1 07

GMAC: Liquidity Cash fell $4.1 billion in the quarter due largely to debt repurchases and retirements, as well as increased originations *Includes certain marketable securities of $5.0 billion at 12/31/2007and $3.8 billion at 3/31/2008. **Changes in loans held for sale, gross finance receivables and loans, investment in operating leases.

GMAC: Renewal of GMAC and ResCap Bank Facilities Certain GMAC and ResCap syndicated bank facilities will expire or mature in June and July 2008 $3 billion GMAC 364-day unsecured revolving credit facility (June) $12 billion GMAC New Center Asset Trust secured facility (June) $875 million ResCap 364-day unsecured revolving credit facility (June) $1.75 billion ResCap term loan (July) We are currently working with our agent banks on a proposal to renew the facilities Our goal is to develop an acceptable solution that ensures our access to liquidity and satisfies the needs of our banks These renewals will be addressed in Q2 2008 In addition, we are pursuing strategic alternatives, including those related to liability management with respect to existing indebtedness, to ensure liquidity

Summary Capital markets and credit headwinds have persisted in 2008 and expanded into other markets Cost of funds and mark-to-market pressures continue to be significant challenges We expect earnings to be constrained in the current environment As a result, we are pursuing the following actions in Q2 2008 to protect the value of the franchise: Restructuring our North American Auto Finance operations Restructuring and divesting assets at ResCap Restructuring ownership of GMAC Insurance Formalizing and growing GMAC Bank Refinancing existing GMAC and ResCap bank facilities and pursuing strategic alternatives to ensure adequate liquidity

Supplemental Charts

GMAC: Preliminary Q1 Consolidated Net Income Supplemental Included in Other income is a negative $2.2 billion valuation adjustment on certain assets offset by a favorable $2.15 billion on related debt instruments, for both of which we elected fair value treatment under SFAS No. 159.

ResCap: Income Statement SFAS 159 impact netted in Other Income Includes gain on extinguishment of debt of $480 million (pre-tax) in the first quarter of 2008 as a result of the Open Market Repurchase of ResCap debt made by GMAC with a face value of $1.2 billion. NOTES: Numbers may not foot due to rounding. Income statement presentation (condensed) as it appears on a ResCap's reported basis; results as they appear on a GMAC reported basis can be found on page 16 of this presentation. Supplemental

ResCap: Mortgage Production 1) International includes some nonprime production 1 1 Supplemental Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Total Domestic 43.9 41.2 31 27.2 20.2 15.5 18.7 Total International 7.5 8 6.5 7.7 9.1 5.3 2.2 Q106 Q206 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Prime Conforming 8.6 12 12 10.8 9.6 12.7 12.1 13.03 15.44 Prime Non-conforming 11.7 14.6 16.4 17.5 12.3 9.8 4.7 0.32 0.49 Government 0.9 1.1 0.9 0.8 0.6 0.8 1 1.19 1.98 Nonprime 9.1 6.1 8.5 6.9 3.3 0.7 0.2 0.07 0 Prime Second-lien 5.8 6.6 6.1 5.2 5.3 3.1 2.2 0.9 0.8 Total International 7.5 8 6.5 7.7 9.1 5.32 2.18 NOTE: Totals may not foot due to rounding

HFS and HFI Q1 08 transfers: HFS to HFI $446 million HFI to HFS $1.5 billion ResCap: Global HFS Portfolio 4Q07 Prime Conforming 2.9 Prime Nonconforming 4.9 Nonprime 2.6 Prime Second-lien 0.4 Government 1 1st Qtr Non-Agency Public Securitizations 1 Agency 15.7 Non-Agency Whole Loans 2.8 Supplemental

ResCap: Q1 Significant Items Note: These amounts are classified according to ResCap's income statement presentation (includes Auto Bank). Supplemental 29

NAO: Sale Proceeds on Lease Terminations - Managed U.S. Q2 '06 Q3 '06 Q4 '06 Q1 '07 Q2 '07 Q3 '07 Q4 '07 Q1 '08 Net Income 14930 14020 14504 14974 15512 15041 14508 14245 Note: 36-month Leases (adjusted for Q1 2008 vehicle mix). Represents GMAC owned portfolio in the United States. Supplemental

Reconciliation of Insurance Core Earnings Amount within premium tax and other expense in Forms 10-Q and 10-K. Amount within investment income in Forms 10-Q and 10-K. Supplemental